EXHIBIT 99.05

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2006

BANK OF THE CAROLINAS

(Exact name of registrant as specified in its charter)

NORTH CAROLINA	34903-8	56-2087402
(State or other jurisdiction of incorporation)	(FDIC Ins. Cert. Number)	(IRS Employer Identification No.)

135 Boxwood Village Drive Mocksville, North Carolina	27028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 22, 2006, our Board of Directors declared a cash dividend of $0.05 per share of our common stock, payable on April 19, 2006 to shareholders of record on April 5, 2006. A copy of our press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

Exhibits. The following exhibit is being furnished with this Report:

Exhibit No.	Exhibit Description
99.1	Copy of our press release dated March 22, 2006

Disclosures About Forward Looking Statements

Statements in this Report and exhibits relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in our Annual Report on Form 10-KSB and in other documents filed by us with the Federal Deposit Insurance Corporation from time to time. Forward-looking statements may be identified by terms such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue,” or similar terms or the negative of these terms, or other statements concerning opinions or judgments of our management about future events. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to, the financial success or changing strategies of our customers, actions of government regulators, the level of market interest rates, the competitive nature of the financial services industry and our ability to compete effectively against other financial institutions in our banking market, the level of market interest rates, general economic conditions, and other developments or changes in our business that we do not expect. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We have no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

BANK OF THE CAROLINAS
(Registrant)

Date: March 22, 2006	By:	/s/ Eric E. Rhodes
Eric E. Rhodes
Chief Financial Officer

Exhibit 99.1

PRESS RELEASE

For Immediate Release

Bank of the Carolinas Declares Cash Dividend

MOCKSVILLE, NORTH CAROLINA, March 22, 2006 — Bank of the Carolinas (Nasdaq Capital Market: BCAR) announced today that its Board of Directors has declared a cash dividend of $0.05 per share of common stock, payable on April 19, 2006, to shareholders of record on April 5, 2006.

Bank of the Carolinas is a state-chartered bank, headquartered in Mocksville, NC, with offices in Advance, Asheboro, Carthage, Cleveland, Harrisburg, King, Landis, and Lexington. Common stock of the bank is traded on The Nasdaq Capital Market under the symbol BCAR.

Additional information about Bank of the Carolinas is available on its website at www.bankofthecarolinas.com.

For further information contact:

Eric E. Rhodes

Chief Financial Officer

Bank of the Carolinas

PO Box 129

Mocksville, NC 27028

(336) 751-5755, ext. 233